UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 20, 2009
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2828 North Haskell Avenue
 Dallas, Texas 75204
 (Address of principal executive offices, including zip code)
(214) 841-6111
 (Registrant’s telephone number including area code)
Not Applicable
 (Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 23, 2009, Affiliated Computer Services, Inc. (“ACS”) and Xerox Corporation (“Xerox”) issued a joint press release, a copy of which is attached as Exhibit 99.1 to this report on Form 8-K.  A copy of the Stipulation dated November 20, 2009 referenced in the press release is attached as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. and Xerox Corporation Joint Press Release dated November 23, 2009.
99.2	Stipulation dated November 20, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: November 20, 2009
	By:	/s/ Kevin Kyser
Name: Kevin Kyser
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. and Xerox Corporation Joint Press Release dated November 23, 2009.
99.2	Stipulation dated November 20, 2009.